SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             November 13, 2000
                     (Date of earliest event reported)


                           GREY GLOBAL GROUP INC.
           (Exact name of Registrant as specified in its charter)

         Delaware              0-7898                     3-0802340
        (State of        (Commission File No.)        (IRS Employer
     Incorporation)                                  Identification No.)

                 777 Third Avenue, New York, New York 10017
       (Address of principal executive offices, including zip code)


                               (212) 546-2000
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

      On November 15, 2000, pursuant to a note agreement ("Note Agreement"), dated as of November 13, 2000, Registrant issued to The Prudential Insurance Company of America senior promissory notes ("Notes") in the aggregate principal amount of $50,000,000 to mature November
13, 2007, to bear interest on the unpaid balance thereof at the rate of 8.17% per annum and to be subject to the other terms and conditions set forth in the Note Agreement.

      Registrant plans to use the proceeds of the Notes for general corporate purposes.

      A copy of the Note Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

      Exhibit Number    Description of Exhibits

      99.1              Note Agreement dated as of November 13, 2000

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          GREY GLOBAL GROUP INC.

                                          By:  /s/ Steven G. Felsher
                                             ------------------------------
                                          Steven G. Felsher
                                          Vice Chairman,
                                          Chief Financial Officer,
                                          Secretary and Treasurer


Dated:  November 21, 2000